EXHIBIT 2.1

                                 FIRST AMENDMENT

                                       TO

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                         UNITED WELLHEAD SERVICES, INC.,

               THE STOCKHOLDERS OF UNITED WELLHEAD SERVICES, INC.,

                      THE STOCKHOLDERS OF FLARE KING, INC.

                                       AND

                     THE EQUITYHOLDERS OF HI-TECH COMPRESSOR
                                  COMPANY, L.C.

                             AS OF DECEMBER 22, 1997

                               FIRST AMENDMENT TO
                      AGREEMENT AND PLAN OF REORGANIZATION

         This FIRST AMENDMENT TO AGREEMENT AND PLAN OF REORGANIZATION (the "First Amendment"), dated as of December 22, 1997 is by and among United Wellhead Services, Inc., a Texas corporation (the "Company"), the stockholders ("Company Stockholders") of the Company, the stockholders ("FK Stockholders") of Flare King, Inc., a Texas corporation ("Flare King"), and the equityholders ("HT Equityholders") of Hi-Tech Compressor Company, L.C., a Texas limited liability company ("Hi-Tech"), as identified on the signature pages hereto.

                              W I T N E S S E T H:

         WHEREAS, the Company, the Company Stockholders, the FK Stockholders and the HT Equityholders entered into an Agreement and Plan of Reorganization as of October 14, 1997 (the "Original Agreement") pursuant to which it is their intent to effect a rollup of the three entities and initially capitalized terms used herein and not defined shall have the meanings ascribed thereto in the Original Agreement;

         WHEREAS, based on economic performance of the parties for 1997, the parties have agreed to modify the allocation to the parties of Parent Common Stock as set forth herein;

         NOW, THEREFORE, in consideration of the mutual premises, covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

1. The first sentence of Section 1.3 of the Original Agreement is hereby amended to read in its entirety as follows:

         As set forth in detail on Schedule 1, as consideration for the Company Contribution to the Parent, the Company Stockholders, the FK Stockholders and the HT Equityholders (collectively, the "Founders") shall cause the Parent to issue to each Company Stockholder (other than Hi-Tech) 5.068638 shares of common stock of the Parent, $.01 par value per share (the "Parent Common Stock"), for each share of Company common stock held by such Company Stockholder as of 12:01 a.m. on the Funding and Consummation Date (as hereinafter defined).

         2. The first sentence of Section 1.4 of the Original Agreement is hereby amended to read in its entirety as follows:

         As set forth in detail on Schedule 1, as consideration for the Flare King Contribution to the Parent, the Founders shall cause the Parent to issue to (i) Diamente Investments, L.P. ("Diamente"), as an FK Stockholder, 214,204 shares of Parent Common Stock in exchange for the 79,592 shares of common stock of Flare King held by Diamente as of 12:01 a.m. on the Funding and Consummation Date and (ii)
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         Naudain Ives Sellers ("Mrs. Sellers"), 90,112 shares of Parent Common
         Stock in exchange for the 31,863 shares of common stock of Flare King held by Mrs. Sellers as of 12:01 a.m. on the Funding and Consummation Date.

         3. The first sentence of Section 1.5 of the Original Agreement is hereby amended to read in its entirety as follows:

         As set forth in detail on Schedule 1, as consideration for the Hi-Tech Contribution to the Parent, the Founders shall cause the Parent to issue to each HT Equityholder (other than Flare King) 3,105.18 shares of Parent Common Stock for each percent of membership interest of Hi-Tech held by such HT Equityholder as of 12:01 a.m. on the Funding and Consummation Date.

         4. Schedule 1 to the Original Agreement is deleted in its entirety and replaced with Schedule 1 to this First Amendment.

         5. As contemplated in Section 17.11 of the Original Agreement, Wallace
C. Sparkman transferred his interest in the Company and Flare King to Diamente Investments, L.P. which is hereby substituted in lieu of Wallace C. Sparkman as a party to the Original Agreement and the First Amendment for all purposes.

         6. Except as set forth above, all of the terms and provisions of the Original Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of December 22, 1997.

                                         COMPANY:

                                         UNITED WELLHEAD SERVICES, INC.:

                                         By: /s/ ALVIN H. DUEITT
                                             Alvin H. Dueitt, President

                                         THE COMPANY STOCKHOLDERS:

                                         /s/ Alvin H. Dueitt

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                                         /s/ Martin L. Tomlin

                                         DIAMENTE INVESTMENTS, L.P.

                                         By: /s/ WALLACE C. SPARKMAN
                                             Wallace C. Sparkman
                                             General Partner

                                         /s/ Wallace O. Sellers

                                         /s/ William M. Duncan

                                         /s/ J. Richard Espinosa

                                         /s/ Eugene Grummer

                                         /s/ Gary W. Boening

                                         /s/ Scott Sparkman

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                                         /s/ John H. Briscoe

                                         /s/ Terry L. Boening

                                         /s/ Thomas R. Pipes

                                         /s/ Earl R. Wait

                                         /s/ HI-TECH COMPRESSOR COMPANY, L.C.:

                                         By: /s/ WAYNE L. VINSON
                                             Wayne L. Vinson, President

                                             THE FK STOCKHOLDERS:

                                             DIAMENTE INVESTMENTS, L.P.

                                         By: /s/ WALLACE C. SPARKMAN
                                             Wallace C. Sparkman
                                             General Partner

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                                         /s/ Naudain Ives Sellers

                                             THE HT EQUITYHOLDERS:

                                             FLARE KING, INC.:

                                         By: /s/ BURNACE J. BOLES
                                             Burnace J. Boles, Jr., President

                                         /s/ Richard L. Yadon

                                             CAV-RDV, LTD.:

                                         By: General Partner

         Executed by United Oilfield Services, Inc. for purposes of acknowledging its rights hereunder and of agreeing to carry out each action required of it as contemplated hereunder.

                                         UNITED OILFIELD SERVICES, INC.

                                         By: /s/ ALVIN H. DUEITT
                                             Alvin H. Dueitt
                                             President

STATE OF                               ss.
                                       ss.

COUNTY OF                              ss.

         On this the _____ day of _______________, 1997, before me, the undersigned officer, personally appeared Alvin H. Dueitt, who acknowledged himself to be the President of United Wellhead Services, Inc., a corporation, and that he, as such officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public

STATE OF                               ss.
                                       ss.

COUNTY OF                              ss.

         On this the _____ day of _______________, 1997, before me, the undersigned officer, personally appeared Alvin H. Dueitt, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public

STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF NEUCES                       ss.

         On this the 5 day of January, 1997, before me, the undersigned officer, personally appeared Martin L. Tomlin, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.
                                                     /s/ DEBRA SCHWERTNER
                                                     Notary Public

STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF MIDLAND                      ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Wallace C. Sparkman, who acknowledged himself to be a General Partner of Diamente Investments, L.P., a limited partnership, and that he, as such General Partner being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as the General Partner.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ PEGGY SWAILS

STATE OF PENNSYLVANIA                  ss.
                                       ss.

COUNTY OF BUCKS                        ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Wallace O. Sellers, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/WENDY A. CLEARY
STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF KLEBERG                      ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared William M. Duncan, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ ELVA V. LOPEZ

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STATE OF                               ss.
                                       ss.

COUNTY OF                              ss.

         On this the _____ day of _______________, 1997, before me, the undersigned officer, personally appeared J. Richard Espinosa, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public

STATE OF VERMONT                       ss.
                                       ss.

COUNTY OF CHITTENDEN                   ss.

         On this the 2nd day of January, 1997, before me, the undersigned officer, personally appeared Eugene Grummer, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ PRISCILLA L. HILL
                                        9
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STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF NUECES                       ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Gary W. Boening, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ JUDY B. GALLAGHER
STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF NUECES                       ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Scott Sparkman, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/LUDIE A. LITZ
                                       10
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STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF HARRIS                       ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared John H. Briscoe, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ DENISE SCALES
STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF FORT BEND                    ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Terry L. Boening, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ LAURIE SPANO
                                       11
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STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF MIDLAND                      ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Thomas R. Pipes, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ JANA KRAUS
STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF NUECES                       ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Earl R. Wait, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ LAVERNE SMITH

STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF MIDLAND                      ss.

         On this the 2 day of January, 1997, before me, the undersigned officer, personally appeared Wayne L. Vinson, who acknowledged himself to be the President of Hi-Tech Compressor Company, L.C., a limited liability company, and that he, as such officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself as President.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ JOSIE M. MADRID
STATE OF PENNSYLVANIA                  ss.
                                       ss.

COUNTY OF BUCKS                        ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Naudain Ives Sellers, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ WENDY A. CLEARY

STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF MIDLAND                      ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Burnace J. Boles, Jr., who acknowledged himself to be the President of Flare King, Inc., a corporation, and that he, as such officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ PEGGY SWAILS
STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF MIDLAND                      ss.

         On this the 31 day of December, 1997, before me, the undersigned officer, personally appeared Richard L. Yadon, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ CHRISTY MUEHLBRAD
                                       14
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STATE OF TEXAS                         ss.
                                       ss.

COUNTY OF MIDLAND                      ss.

         On this the 2 day of January, 1997, before me, the undersigned officer, personally appeared Kirk Mchaffey, who acknowledged himself to be the General Partner of CAV-RDV, Ltd., a limited partnership, and that he, as such General Partner being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by himself as General Partner.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public
                                                     /s/ JOSIE M. MADRID
STATE OF                               ss.
                                       ss.

COUNTY OF                              ss.

         On this the _____ day of _______________, 1997, before me, the undersigned officer, personally appeared Alvin H. Dueitt, who acknowledged himself to be the President of United Oilfield Services, Inc., a corporation, and that he, as such officer being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF I hereby set my hand and official seal.

                                                     Notary Public


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